EXHIBIT 99.1

Grant Park Fund Weekly Commentary
For the Week Ended August 23, 2013

Current Month				Rolling Performance*				Rolling Risk Metrics* (Sept 2008 – Aug 2013)
Class	Week ROR	MTD ROR	YTD ROR	1 yr Ann ROR	3 yr Ann ROR	5 yr Ann ROR	10 yr Ann ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	0.2%	0.0%	-5.4%	-12.7%	-5.3%	-4.2%	0.4%	-4.2%	10.5%	-26.7%	-0.4	-0.5
B**	0.2%	0.0%	-5.7%	-13.2%	-5.9%	-4.8%	-0.4%	-4.8%	10.5%	-28.9%	-0.4	-0.6
Legacy 1***	0.3%	0.1%	-4.0%	-10.7%	-3.3%	N/A	N/A	-3.8%	10.4%	-20.9%	-0.3	-0.5
Legacy 2***	0.3%	0.1%	-4.1%	-10.9%	-3.7%	N/A	N/A	-4.2%	10.4%	-21.5%	-0.4	-0.5
Global 1***	0.3%	0.2%	-3.6%	-10.1%	-3.9%	N/A	N/A	-4.5%	9.9%	-20.0%	-0.4	-0.6
Global 2***	0.3%	0.2%	-3.7%	-10.3%	-4.1%	N/A	N/A	-4.8%	9.9%	-21.0%	-0.4	-0.6
Global 3***	0.3%	0.1%	-4.8%	-11.9%	-5.8%	N/A	N/A	-6.5%	9.9%	-26.8%	-0.6	-0.8

S&P 500 Total Return Index****	0.5%	-1.1%	18.3%	20.9%	19.1%	7.7%	7.3%	7.7%	18.5%	-41.8%	0.5	0.6
Barclays Capital U.S. Long Gov Index****	0.9%	-2.6%	-11.8%	-14.0%	2.3%	6.1%	6.4%	6.1%	13.8%	-14.9%	0.5	0.8
*	Performance metrics are calculated using month-to-date performance estimates. All performance data is subject to verification.
**	Units began trading in August 2003.
***	Units began trading in April 2009.
****	Index is unmanaged & is not available for direct investment. Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.

Portfolio Positions by Sectors and Markets (Two largest positions within each sector)

	Portfolio for A, B and Legacy units					Portfolio for Global units
Sector	Sector		Market			Sector		Market
	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
COMMODITIES	25%					25%
Energy	11%	Long	Crude Oil	3.6%	Long	11%	Long	Crude Oil	3.6%	Long
			Brent Crude Oil	3.1%	Long			Brent Crude Oil	3.1%	Long
Grains/Foods	11%	Short	Corn	2.7%	Short	11%	Short	Corn	2.7%	Short
			Wheat	2.1%	Short			Wheat	2.1%	Short
Metals	3%	Long	Copper LME	0.6%	Short	3%	Long	Copper LME	0.6%	Short
			Zinc LME	0.4%	Long			Zinc LME	0.4%	Long
FINANCIALS	75%					75%
Currencies	30%	Long $	Euro	4.8%	Long	30%	Long $	Euro	4.8%	Long
			Japanese Yen	3.0%	Short			Japanese Yen	3.0%	Short
Equities	24%	Long	S&P 500	3.6%	Long	24%	Long	S&P 500	3.6%	Long
			Dax Index	2.8%	Long			Dax Index	2.8%	Long
Fixed Income	21%	Short	Long Gilts	2.8%	Short	21%	Short	Long Gilts	2.8%	Short
			Bunds	2.8%	Short			Bunds	2.8%	Short

Market Commentary (Largest price movements within each sector)

Sector/Market
Energy
Natural gas prices rose by more than 3% as forecasts for warmer weather in the Northeast and Midwest regions of the U.S. increased overall demand.  Crude oil prices advanced by 1% on news of increased manufacturing activity in the U.S. and China, which added to overall demand.

Grains/Foods
Cotton prices suffered material losses as the Indian rupee depreciated significantly against the U.S. dollar, which lowered prices across the country’s export industries. Soybean prices rose in excess of 6% as persistent dry weather in regions of the Great Plains hampered crop development and raised supply concerns.

Metals
Precious metal markets rallied as data showed lower-than-expected new home sales in July, which increased the demand for safe haven assets.  Base metal markets suffered losses as overall demand was reduced on the same news.

Currencies
The New Zealand dollar depreciated materially as demand for the currency waned amid expectations that the U.S. Federal Reserve will start reducing its monthly bond buying program.  The Australian dollar lost more than 1% on the same news.

Equities
The Hang Seng Index fell by 3% as investors reacted to minutes from the U.S. Federal Reserve’s July meeting which provided little clarity regarding the future of the central bank’s aggressive monetary stimulus program.  The S&P 500 pared ephemeral gains as investors reacted to mixed earnings data from U.S. companies.

Fixed Income	Prices for 30-Year U.S. Treasury bonds fell by more than 2%, which pushed yields to their highest point in more than two years after a report showed new homes purchases in the U.S. plummeted in July.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart

Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index:  Long Subset): A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.

Risk Metrics Chart

Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.